Exhibit 99.2

For Immediate Release

BMC Software Adopts Stockholder Rights Plan

HOUSTON, May 14, 2012 – BMC Software, Inc. (NASDAQ: BMC) (the “Company” or “BMC”), the recognized leader in Business Service Management, today announced that its Board of Directors has unanimously adopted a stockholder rights plan (the “Rights Plan”) and declared a dividend of one right on each outstanding share of the Company’s common stock.

The Rights Plan is designed to ensure that all stockholders of the Company receive fair and equal treatment in the event that an unsolicited attempt is made to acquire the Company. The Rights Plan is designed to provide the Board of Directors of the Company with sufficient time to consider any and all alternatives to such an action and does not prevent the Board from considering or accepting an offer if the Board believes such action is fair, advisable and in the best interests of the Company’s stockholders. The Board of Directors of the Company deemed it appropriate and prudent to adopt the Rights Plan at this time. The Rights Plan will expire on May 11, 2013 unless renewed by the Board of Directors of the Company.

Pursuant to the Rights Plan, the Company is issuing one preferred stock purchase right for each share of common stock outstanding at the close of business on May 24, 2012. Initially, these rights will not be exercisable and will trade with the shares of the Company’s common stock.

Under the Rights Plan, the rights generally will become exercisable only if a person or group acquires beneficial ownership of 10 percent or more of the Company’s common stock (including in the form of synthetic ownership through derivative positions) in a transaction not approved by the Board of Directors of the Company. In that situation, each holder of a right (other than the acquiring person, whose rights will become void and will not be exercisable) will be entitled to purchase, at the then-current exercise price, additional shares of common stock having a value of twice the exercise price of the right. In addition, if the Company is acquired in a merger or other business combination after an unapproved party acquires more than 10 percent of the Company’s common stock, each holder of the right would then be entitled to purchase, at the then-current exercise price, shares of the acquiring company’s stock having a value of twice the exercise price of the right.

The Rights Plan exempts any person or group owning 10 percent or more of the Company’s common stock as of the announcement of the Rights Plan up to the amount of their ownership of the Company’s common stock as of the announcement of the Rights Plan plus an additional 0.001%. However, the rights also will be exercisable if a person or group that already owns 10 percent or more of the Company’s common stock acquires any additional shares beyond an additional 0.001% (including through derivatives, but other than pursuant to a dividend or distribution paid or made by the Company or pursuant to a stock split or reclassification).

The Company’s Board of Directors may redeem the rights for a nominal amount at any time until the tenth business day following the first public announcement of the acquisition of beneficial ownership of 10 percent of the Company’s common stock (or of additional shares by a person or group owning 10 percent or more of the Company’s common stock as of the announcement of the Rights Plan).

Details about the Rights Plan will be contained in a Form 8-K to be filed by BMC with the U.S. Securities and Exchange Commission.

Morgan Stanley & Co. LLC is serving as financial advisor and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to the Company.

Business Runs on IT. IT Runs on BMC Software.

More than 25,000 IT organizations – from the Global 100 to the smallest businesses – in over 120 countries rely on BMC Software to manage their business services and applications across distributed, mainframe, virtual and cloud environments. With the leading Business Service Management platform, Cloud Management, and the industry’s broadest choice of IT management solutions, BMC helps customers cut costs, reduce risk and achieve business objectives. For the four fiscal quarters ended March 31, 2012, BMC revenue was approximately $2.2 billion. For more information about BMC Software (NASDAQ: BMC), please visit www.bmc.com.

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BMC, BMC Software, and the BMC Software logo are the exclusive properties of BMC Software Inc., are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other BMC trademarks, service marks, and logos may be registered or pending registration in the U.S. or in other countries. All other trademarks or registered trademarks are the property of their respective owners. © Copyright 2012 BMC Software Inc.

FORWARD LOOKING STATEMENTS

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are identified by the use of the words “believe,” “expect,” “anticipate,” “estimate,” “will,” “contemplate,” “would” and similar expressions that contemplate future events. Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Numerous important factors, risks and uncertainties, including, but not limited to, those contained in our documents and reports filed with the Securities and Exchange Commission (SEC), affect our operating results and could cause our actual results, levels of activity, performance or achievement to differ materially from the results expressed or implied by these or any other forward-looking statements made by us or on our behalf. There can be no assurance that future results will meet expectations. You should carefully review the cautionary statements described in the documents and reports we file from time to time with the SEC, specifically our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Information contained on our website is not part of this Press Release.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Press Release, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

CERTAIN INFORMATION REGARDING PARTICIPANTS

BMC Software, Inc. (“BMC”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from BMC shareholders in connection with the matters to be considered at BMC’s 2012 Annual Meeting. BMC intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from BMC shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with BMC’s 2012 Annual Meeting. Additional information can also be found in BMC’s Annual Report on Form 10-K for the year ended March 31, 2012, filed with the SEC on May 10, 2012. To the extent holdings of BMC securities have changed since the amounts printed in the proxy statement for the 2011 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by BMC with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investors section of our corporate website at http:// investors.bmc.com.

Contacts

Investors:

Derrick Vializ

BMC Software, Inc.

713-918-1805

derrick_vializ@bmc.com

or

Thomas Germinario / Jordan Kovler / Richard Grubaugh

D.F. King & Co., Inc.

212-269-5550

Media:

Joele Frank / Andy Brimmer / Matthew Sherman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4499